Exhibit 99.1 Repligen to Acquire FlexBiosys Inc. April 12, 2023 1

Safe Harbor / Non-GAAP Financial Measures This presentation contains forward-looking statements within the meaning of the federal securities laws. Statements in this presentation which are not strictly historical statements including, without limitation, express or implied statements or guidance regarding Repligen’s estimated financial results, future financial performance and other statements identified by words like “estimated,” “anticipated,” guidance, or “goal,” and similar expressions are forward-looking statements. These statements are subject to risks and uncertainties which may cause our plans to change or actual results to differ materially from those anticipated. In particular, unforeseen events outside of our control may adversely impact future results. Additional information concerning these factors is discussed in our reports filed with the Securities and Exchange Commission including recent Form 8-Ks, our most recent Annual Report on Form 10K and our most recent Quarterly Reports on Form 10Q, all of which are available on our website. The forward-looking statements in this presentation reflect management’s current views and may become obsolete as a result of new information, future events or otherwise. We may not update such forward looking statements to reflect a change of events or circumstances that occur after the date hereof, except as required by law. The industry and market data contained in this presentation are based on management’s own estimates, independent publications, government publications, reports by market research firms or other published independent sources, and, in each case, are believed by management to be reasonable estimates. Although we believe these sources are reliable, we have not independently verified the information. This presentation discloses certain financial measures not prepared in accordance with generally accepted accounting principles, or GAAP. Repligen strongly encourages investors to review our consolidated financial statements and publicly filed reports in their entirety and cautions investors that the non-GAAP measures used herein may differ from similar measures used by other companies, even when similar terms are used to identify such measures. 2

Strategic acquisition accelerates Fluid Management growth Strengthens Fluid Management capabilities Expands our Total Addressable Market Meets our acquisition criteria o Accelerates entry into single-use o Entry into single-use bag market o Single-use, scalable product line bag market with bioprocessing and access to other adjacencies o Leverages Repligen commercial capabilities in 2D and 3D bags and o Supports assembly business growth and operations capabilities complex tubing assemblies at newly established centers in o Expected to be accretive to o Builds on our Fluid Management Hopkinton, MA and Waterford, Repligen adjusted earnings per portfolio and addresses a gap; adds Ireland share in 2024 bags to our offering of assemblies, o Increases opportunities to provide components and durables more complete fluid management o Adds a state-of-the-art 22,000 solutions to our customers square manufacturing facility and associated equipment Further expands Repligen portfolio with single-use bag manufacturing capabilities 3

FlexBiosys meets Repligen's acquisition criteria

Complements and expands our Fluid Management portfolio

- Expands single-use Fluid Management offerings
- In-house bag manufacturing and integration into Repligen assemblies
- Further enables vertical integration and supply chain control

Provides operational and commercial leverage

- Complement distributor network with go direct strategy across regions
- Immediate opportunity to leverage Repligen's global commercial team (vs. limited commercial footprint)
- Product synergies across fluid management

Strong revenue growth potential

- COVID-19 related demand was catalyst for expansion of capacity and manufacturing capabilities
- $5M-$6M base business revenue contribution expected in 2023 (9 mo.)
- Business expected to grow at 25% annually starting in 2024
- Expect acquisition to be accretive to adjusted EPS in 2024

REPLIGEN

FLEXBIOSYS
Flexible Design, Accelerating Your Results

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FlexBiosys company profile

Founded	2009
Headquarters	Branchburg, NJ
Employees	~30
Leadership	Gayle Tarry, CEO, Stan Tarry, CTO (Founder)
Customer Base	Primarily U.S. biopharma with some C&GT

Products and capabilities

- Single-use liners
- 2D single-use bags
- 3D single-use bags
- Custom assemblies

Facilities

- 22,000 sq. ft.
- 3 clean rooms (ISO Class 7)
- Gusseted tubing machinery

Customer benefits of single-use

- Minimize risk of cross contamination
- Reduce cleaning costs
- Shorten process turnaround time

Revenue overview

- $7M base (non-COVID) revenue FY22
- $6-$8M base revenue FY23e
- 25% revenue growth FY24

FLEXBIOSYS
Flexible Design, Accelerating Your Results





Bottle assemblies with overmolded caps; 6 mL to 20L



Flextreme™ 2D media bags





FlexTainer™ 3D Process bags; for up to 2,000L bioreactors

REPLIGEN

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Expanding our Fluid Management portfolio



	Products	Capabilities	Repligen Competency
COMPONENTS	Valve Blocks	○ High precision engineering of valves, valve liners and exoskeletons	
	Bottles, Tubing, Over-molding	○ Onsite tubing extrusion capabilities ○ Expert, first-in-class over-molding capabilities	
	Clamps, Connectors	○ High precision injection molding ○ Engineering & design of components and tooling ○ Rapid prototyping (machining and 3D printing)	
DURABLES	Bins, Totes, Tools	○ High quality durable plastic carboys and totes ○ Custom designs, competitive lead times	
ASSEMBLIES	Assemblies	○ Expertly designed and engineered, high value consumables ○ Dual sourcing in U.S. and Ireland	
	Bags and Film	○ 2D and 3D formats	

REPLIGEN

Engineered Molding Technology · NMS BIO-PRODUCTION · ARTeSYN · BIOFLEX SOLUTIONS · FLEXBIOSYS Flexible Design, Accelerating Your Results

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Thank you! For questions, contact investors@repligen.com 7